Exhibit 32.1
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Lynda L. Regan, Chief Executive Officer of Regan Holding Corp. (the "Company"), hereby certify, to the best of my knowledge, that the Company's quarterly report on Form 10-Q/A for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2004

                                                /s/ Lynda L. Regan
                                             -----------------------------------
                                             Name:  Lynda L. Regan
                                             Title:  Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Regan Holding Corp. and will be retained by Regan Holding Corp. and furnished to the Securities and Exchange Commission or its staff upon request.